SUBSEQUENT EVENTS SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In January 2015, the Board granted a total of 49,206 RSUs pursuant to the 2010 Equity Plan to members of the Board and the two management companies. These RSUs will vest over 3 years at a rate of 1/3 of the number of RSUs granted on each anniversary of the date of grant.

In January 2015, the Company took delivery of four Capesize dry bulk newbuildings, namely the KSL Sakura, KSL Seville, KSL Seoul and Golden Kathrine, which were purchased from Frontline 2012 in September 2014.

In January 2015, the Company entered into an agreement with RWE Supply & Trading GmbH, or RWE, a wholly owned subsidiary of RWE AG (a major European energy company), for chartering out a total of 15 Capesize vessels on long term, index-linked contracts. Four vessels have subsequently been delivered to RWE and the remaining vessels are expected to be delivered over the next twelve months.

In February 2015, an agreement was signed between the Company (as guarantor), various SPCs, (as borrowers), a syndicate of banks and ABN AMRO Bank N.V. as agent for a senior secured post-delivery term loan facility of up to $425.0 million, depending on the market values of the vessels at the time of draw down, to partially finance 14 newbuilding vessels. The facility is divided into 12 tranches of $30.0 million and two tranches of $32.5 million. Each tranche is repayable in consecutive quarterly installments commencing three months after draw down with a twenty years profile and all amounts must be fully repaid by March 31, 2021, at the latest. The loan bears interest at LIBOR plus a margin of 2.00%. The loan agreement contains a cross default provision and financial covenants, including free cash of a certain amount, a requirement for positive working capital and a value adjusted equity to adjusted total assets ratio.

In March 2015, the Company purchased 12 SPCs, each owning a fuel efficient Capesize dry bulk newbuilding, from Frontline 2012. The consideration for the 12 SPCs was settled by the issuance of 31.0 million shares and the assumption of newbuilding commitments of $404.0 million in respect of these newbuilding contracts, net of a cash payment from Frontline 2012 of $108.6 million. No other working capital balances were acquired.

In March 2015, the Company issued 110,128 common shares in settlement of the first, second and third tranches of the RSUs granted in January 2014, January 2013, December 2011, respectively.

On October 7, 2014, the Company and the Former Golden Ocean, entered into an agreement and plan of merger, the Merger, pursuant to which the two companies agreed to merge, with the Company as the surviving legal entity. The Merger was completed on March 31, 2015 (see Note 23).

In March 2015, the Company took delivery of the Capesize dry bulk newbuilding, KSL Stockholm, which was purchased from Frontline 2012 in September 2014. The final installment of $36.4 million was paid at this time and $28.6 million was drawn down from the $420.0 million term loan facility.

In April 2015, the Company agreed to the sale of two vessels, Channel Alliance and Channel Navigator, which were acquired as a result of the Merger, to an unrelated third party. The vessels are expected to be delivered to the buyer by the end of June 2015. Net cash proceeds are expected to be $16.8 million from which we will repay debt of $14.3 million.

In April 2015, the Company agreed to the sale of four newbuilding Capesize vessels, which were owned by the Company prior to the completion of the Merger and are currently under construction at a Chinese yard. The Company will complete the construction of these newbuildings and each vessel is expected to be delivered to the buyer following its delivery to the Company (two in 2015 and two in 2016). The Company will time charter-in three of the vessels for periods between six and twelve months. Sale proceeds of $92.4 million are expected to be received in 2015 and in 2016 ($184.8 million in aggregate). We do not expect to fund these newbuilding vessels with any debt prior to delivery to the new owners.

In April 2015, the Company agreed to a sale and leaseback transaction with Ship Finance for eight Capesize vessels. Five of these vessels (KSL China, Battersea, Belgravia, Golden Future and Golden Zhejiang) were owned by the Company prior to the completion of the Merger and three vessels (Golden Zhoushan, Golden Beijing and Golden Magnum) were acquired as a result of the Merger. These vessels were built in Korea and China between 2009 and 2013 and will be sold en-bloc for an aggregate price of $272.0 million or $34.0 million per vessel on average. $192.8 million of the sale proceeds will be used to repay debt. The vessels are expected to be delivered to Ship Finance in July 2015, subject to customary closing conditions. The vessels will be time chartered-in by one of the Company's subsidiaries for a period of 10 years. The daily time charter rate will be $17,600 during the first seven years and $14,900 thereafter. In addition, 33% of our profit from revenues above the daily time charter rate will be calculated and paid on a quarterly basis to Ship Finance. We will have a purchase option of $112 million en-bloc after 10 years and, if such option is not exercised, Ship Finance will have the option to extend the charters by 3 years at $14,900 per day

As of March 31, 2015, after completion of the Merger, the Company was committed to make newbuilding installments of $935.5 million with expected payment of $490.8 million in 2015 and $444.7 million in 2016. Subsequent to March 31, 2015, we have reached agreements with several of our yards to delay the delivery dates of 17 newbuildings by 73 months in aggregate. These changes resulted in an increase in newbuilding commitments of $1.1 million such that, as of the date of this annual report, we were committed to make newbuilding installments of $936.6 million with expected payments of $330.7 million, $471.4 million and $134.5 million in 2015, 2016 and 2017, respectively.